UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  April 25, 2013

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The information contained in this Item 7.01, including information in Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”), or incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On April 25, 2013, Theravance, Inc. (“Theravance” or the “Company”) issued a press release announcing that its Board of Directors approved plans to separate its businesses into two independent publicly traded companies. One company will continue to manage the late-stage partnered respiratory assets and associated potential royalty revenues and one company will be a separate biopharmaceutical company focusing on the discovery, development and commercialization of small-molecule medicines in areas of significant unmet medical need. The Company will discuss this announcement on its previously scheduled first quarter 2013 financial results conference call beginning at 5:00 p.m. Eastern Daylight Time on April 25, 2013.  The presentation slides for use in conjunction with the conference call are being furnished as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

Item 8.01. Other Events.

On April 25, 2013, the Company issued a press release announcing that its Board of Directors approved plans to separate its businesses into two independent publicly traded companies.  A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Theravance, Inc. slide presentation for use at the conference call to be held on April 25, 2013.

99.2                        Theravance, Inc. Press Release dated April 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: April 25, 2013	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Theravance, Inc. slide presentation for use at the conference call to be held on April 25, 2013.

Exhibit 99.2	Theravance, Inc. Press Release dated April 25, 2013.